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                                                                   Exhibit 10.12

                                 DIRECTRIX, INC.
                   STOCK INCENTIVE PLAN FOR OUTSIDE DIRECTORS
                          (as adopted November 6, 1998)

1.       Purpose of the Plan

                  This Directrix, Inc. Stock Incentive Plan for Outside Directors is intended to promote the interests of the Company and its shareholders by providing the Company's non-employee directors with appropriate incentives and rewards to encourage them to take a long-term outlook when formulating Company policy, to encourage such individuals to remain on the Board of Directors and to provide them with an equity interest in the Company.

2.       Definitions

                  As used in the Plan, the following definitions apply to the terms indicated below:

         (a) "Affiliate" shall mean any entity (whether or not incorporated) controlling, controlled by or under common control with the Company.

         (b) "Board of Directors" shall mean the Board of Directors of the Company.

         (c) "Cause," when used in connection with the termination of a Participant's service as a member of the Board of Directors, shall mean the Company's termination of such service on account of (i) the willful and continued failure by the Participant substantially to perform his duties and obligations to the Company (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in misconduct which is materially injurious to the Company. For purposes of this Section 2(b), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interests of the Company.

         (d) "Change in Control" shall mean the occurrence of any of the following:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than an employee benefit plan sponsored or maintained by the Company (or any trustee of such plan acting as trustee) (an "Acquiring Person") becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

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                  (ii) A change in the composition of the Board of Directors during any period of two consecutive years beginning on or after November 6, 1998 such that individuals who, at the beginning of such period, constitute the Board of Directors, cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least three-fourths of the directors then still in office who were directors at the beginning of the period.

                  (iii) the Company's stockholders approve an agreement to merge or consolidate the Company with another corporation (other than a corporation 50% or more of which is controlled by, or is under common control with, the Company);

                  (iv) any individual who is nominated by the Board of Directors for election of the Board on any date fails to be so elected as a direct or indirect result of any proxy fight or contested election for positions on the Board of Directors;

                  (v) a "change in control" of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act.

                  Notwithstanding the foregoing, no Change of Control shall be deemed to have occurred pursuant to either clause (i) or (ii) above in the event any group comprised of senior officers of the Company acquires 25% or more of the combined voting power of the Company's then outstanding securities (notwithstanding any resultant change in the membership of the Board).

         (e) "Code" shall mean the Internal Revenue Code of 1986.

         (f) "Committee" shall mean such committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, however, that no individual eligible to participate in the Plan be a member of the Committee. In the event no committee is so appointed, the full Board of Directors shall serve as the Committee, provided, however, that any member of the Board of Directors who is eligible to participate in the Plan will abstain from any action taken by the Board of Directors with respect to the Plan.

         (g) "Company" shall mean Directrix, Inc. or any successor thereto.

         (h) "Company Stock" shall mean the common stock of the Company.

         (i) "Disability" shall mean any physical or mental condition that prevents a Participant from being able to perform the Participant's duties as a director for a period of twelve consecutive months.

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


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         (k) "Fair Market Value" shall mean, with respect to a share of Company
Stock on an applicable date:

                  (i) If Company Stock is traded on a national securities exchange, (A) the average of the high and low reported sales price regular way per share of Company Stock on the principal national securities exchange on which Company Stock is traded or (B) if no reported sales take place on the applicable date, the average of the highest bid and lowest asked price of Company Stock on such exchange or (C) if no such quotation is made on such date, on the next preceding day (not more than 10 business days prior to the applicable date) on which there were reported sales or such quotations.

                  (ii) If Company Stock is not traded on a national securities exchange but quotations are available for Company Stock on the over-the-counter market, (A) the mean between the highest bid and lowest asked quotation on the over-the-counter market as reported by the National Quotations Bureau, or any similar organization, on the applicable date or (B) if no such quotation is made on such date on the next preceding day (not more than 10 business days prior to the applicable date) on which there were such quotations.

                  (iii) If Company Stock is neither traded on a national securities exchange nor are quotations therefor available on the over-the-counter market or if there are no sales or quotations in the 10 business days immediately prior to the applicable date, as determined in good faith by the Committee in a manner consistently applied.

         (l) "Incentive Award" shall mean an Option or LSAR granted pursuant to the terms of the Plan.

         (m) "LSAR" shall mean a limited stock appreciation right that is granted pursuant to the provisions of Section 7 hereof and which relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

         (n) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 6 hereof.

         (o) "Participant" shall mean a member of the Board of Directors who is not at the time of reference an employee of the Company or any of its Affiliates and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be.

         (p) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

         (q) "Plan" shall mean the Directrix, Inc. Stock Incentive Plan For Outside Directors, as it may be amended from time to time.


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         (r) "Securities Act" shall mean the Securities Act of 1933, as amended.

3.       Stock Subject to the Plan

                  Options shall be granted under the Plan with respect to a number of shares of Company Stock as set forth in Section 6 that in the aggregate does not exceed 20,000 shares. The grant of an LSAR shall not reduce the number of shares of Company Stock with respect to which Options may be granted pursuant to the Plan.

                  To the extent Incentive Awards granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan. To the extent that Options together with any related rights granted under the Plan terminate, expire or are canceled without having been exercised, or, in the case of LSARs, exercised for cash, new Incentive Awards may be made with respect to the shares covered thereby.

                  Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

4.       Administration of the Plan

                  The Plan shall be administered by the Committee, which shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. Decisions of the Committee shall be final and binding on all parties.

                  No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.       Eligibility

                  The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be members of the Board of Directors who are not, at the time of any grant hereunder, employees of the Company or its Affiliates.


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6.       Formula Grant of Options

                  On the last trading day of each fiscal year of the Company, each director who is, on such date, eligible to participate in the Plan, shall be granted an Option with respect to 1,250 shares of Company Stock.

         (a)      Identification of Options

                  All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as "non-qualified stock options."

         (b)      Exercise Price

                  The exercise price of any Option granted under the Plan shall be 100% of the Fair Market Value of a share of Company Stock on the date on which such Option is granted.

         (c)      Term and Exercise of Options

                  (i) Each Option shall become exercisable in two installments:
         50% on the first anniversary of the date on which the Option was granted and the remaining 50% on the second such anniversary.

                  (ii) Each Option shall be exercisable during such period as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

                  (iii) Each Option shall be exercisable in whole or in part; provided, however, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option and any related LSARs shall be returned to the Participant exercising such Option together with the delivery of the certificates described in
         Section 6(c)(vi) hereof.

                  (iv) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreements evidencing the Option and any related LSARs, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the


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         proposed exercise and shall be signed by the Participant. The
         Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (A) in cash, by certified check, bank cashier's check or wire transfer or (B) subject to the approval of the Board of Directors, in shares of Company Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Company Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

                  (v) Except as otherwise provided in an applicable agreement evidencing an Option, during the lifetime of a Participant, each Option granted to the Participant shall be exercisable only by the Participant and no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable agreement evidencing an Option, permit a Participant to transfer all or some of the Options to (A) the Participant's spouse, children or grandchildren ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or
         (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

                  (vi) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his beneficiary, as the case may be, and delivered to the Participant or his beneficiary, as the case may be, as soon as practicable following the effective date on which the Option is exercised.

         (d)      Effect of Discontinuance of Director's Term

                  (i) In the event that the term of a Participant's membership on the Board of Directors expires because the Participant (A) loses an election for a position on the Board of Directors, (B) resigns from the Board of Directors prior to his completing ten years of service as a director or (C) fails to seek election to the Board of Directors for a term commencing prior to his completing ten years of service as a director (in any case, other than on account of death or Disability), Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three months after such termination, on which date they shall expire, and Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.


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                  (ii) In the event that the term of a Participant's membership on the Board of Directors expires (A) because of the Participant's resignation on or after completing ten years of service, (B) because of his failure to seek election after completing ten years of service or
         (C) because of the Participant's Disability or death, Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                  (iii) In the event that a Participant is removed from the Board of Directors by the shareholders of the Company for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such removal.

         (e)      Acceleration of Exercise Date Upon
                  Change in Control

                  Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.       LSARs

                  Each Option granted hereunder shall include an LSAR relating to a number of shares of Company Stock equal to the number of shares of Company Stock subject to the related Option. An LSAR shall be granted at the same time that its related Option is granted. Each LSAR shall be evidenced by the agreement evidencing the related Option. Each LSAR shall be subject to the following terms and conditions:

         (a)      Benefit Upon Exercise

                  The exercise of an LSAR relating to an Option with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Company Stock paid in the Change in Control in connection with which such LSAR became exercisable and (B) the Fair Market Value of a share of Company Stock on the date of such Change in Control over (ii) the exercise price of the related Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days after the effective date of such exercise.


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         (b)      Term and Exercise of LSARs

                  (i) An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of sixty days after such date. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

                  (ii) The exercise of an LSAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph 7(b)(ii)), with respect to a number of shares of Company Stock, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

                  (iii) Each LSAR shall be exercisable in whole or in part; provided, however, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an LSAR, the agreement evidencing the LSAR and the related Option, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such LSAR together with the payment described in Paragraph 7(a) hereof.

                  (iv) Except as otherwise provided in an applicable agreement evidencing an LSAR, during the lifetime of a Participant, each LSAR granted to the Participant shall be exercisable only by the Participant and no LSAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution and otherwise than together with its related Option. The Committee may, in any applicable agreement evidencing an LSAR, permit a Participant to transfer all or some of the LSAR to (A) the Participant's Immediate Family Members, (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or
         (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred LSARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

                  (v) An LSAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the LSAR and the related Option shall specify the number of shares of Company Stock with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.


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8.       Adjustment Upon Changes in Company Stock

         (a)      Shares Available for Grants

                  In the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the number of shares of Company Stock with respect to which Options and LSARs are granted under Section 6 hereunder shall be appropriately adjusted.

         (b) Outstanding Options and LSARs -- Increase or Decrease in Issued Shares Without Consideration

                  Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidation of shares of Company Stock or the payment of a stock dividend (but only on the shares of Company Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the number of shares of Company Stock subject to each outstanding Option and LSAR, and the exercise price-per-share of Company Stock of each such Option and LSAR shall be appropriately adjusted.

         (c)      Outstanding Options and LSARs - Certain Mergers

                  Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Company Stock receive securities of another corporation), each Option and LSAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Company Stock subject to such Option and LSAR would have received in such merger or consolidation.

         (d)      Outstanding Options and LSARs - Certain Other Transactions

                  In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, each Option (including each LSAR related thereto) outstanding immediately prior to such event (whether or not then exercisable) shall be canceled effective immediately prior to the occurrence of such event, and, in full consideration of such cancellation, the Participant to whom such Option was granted shall be paid an amount in cash for each share of Company Stock subject to such Option, equal to the excess of (A) the value, as determined by an independent appraisal of the property (including


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cash) received by the holder of a share of Company Stock as a result of such event over (B) the exercise price of such Option.

         (e)      No Other Rights

                  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Incentive Award or the exercise price of any Option or LSAR.

9.       Rights as a Stockholder

                  No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 8 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

10.      Securities Matters

         (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. Each Participant may be required, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make appropriate covenants, agreements and representations, and that such certificates bear appropriate legends.

         (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The effectiveness of any exercise of an Option granted hereunder may be deferred in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The


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Participant shall be informed in writing of any such deferral. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

11.      Withholding Taxes

         (a)      Cash Remittance

                  Whenever shares of Company Stock are to be issued upon the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

         (b)      Stock Remittance

                  At the election of the Participant, subject to the approval of the Board of Directors, when shares of Company Stock are to be issued upon the exercise of an Option, in lieu of the remittance required by Section 11(a) hereof, the Participant may tender to the Company a number of shares of Company Stock, the Fair Market Value of which at the tender date is sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant.

         (c)      Stock Withholding

                  The Company shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option, in lieu of requiring the remittance required by Section 11(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant.

12.      Amendment or Termination of the Plan

                  The Board of Directors may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent required by Rule l6b-3 promulgated under
Section 16(b) of the Exchange Act or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, no amendment shall be effective without the approval of the shareholders of the Company. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award.


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13.      No Obligation to Exercise

                  The grant to a Participant of an Option and LSAR shall impose no obligation upon such Participant to exercise such Option or LSAR.

14.      Transfers Upon Death

                  Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award. Except as provided in this Section 14, or in any applicable agreement pursuant to Sections 6(c)(v) or 7(b)(iv) of this Plan, no Incentive Award shall be transferable, and shall be exercisable only by a Participant during the Participant's lifetime.

15.      Expenses and Receipts

                  The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

16.      Limitations Imposed by Section 162(m)

                  Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an Incentive Award may be limited as a result of Section 162(m) of the Code, the Committee may take the following actions. The Committee may delay the payment in respect of Options until a date that is within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a Participant exercises an Option at a time when the Participant is a "covered employee," and the Committee determines to delay the payment in respect of any such Incentive Award, the Committee shall credit the Fair Market Value of the Company Stock, payable to the Participant to a book account. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.


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


17.      Certain Board Action

                  To the extent consistent with Rule 16b-3, any member of the Board of Directors who is eligible to participate in the Plan will abstain from any action taken by the Board of Directors with respect to the Plan.

18.      Failure to Comply

                  In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary) evidencing an Incentive Award, unless such failure is remedied by such Participant (or beneficiary) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part.

19.      Effective Date of Plan

                  The Plan was adopted by the Board of Directors on November 6, 1998, subject to approval by the shareholders of the Company at their next annual meeting, in accordance with applicable law, and the requirements of Rule l6b-3 promulgated under Section 16(b) of the Exchange Act. Incentive Awards may be granted under the Plan at any time prior to the receipt of such shareholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option or LSAR may be exercised prior to the receipt of such approval. If the Plan is not so approved, then the Plan and all Incentive Awards then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.

20.      Term of the Plan

                  The Plan will terminate automatically upon the expiration of 5 years after the date the Plan was adopted.

21.      Applicable Law

                  Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New York, without reference to the principles of conflicts of law.


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